                      SECURITIES AND EXCHANGE COMMISSION
                                  FORM 8-K/A
                                Current Report


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



               Date of Report (Earliest Event) November 26, 1997




                      Teleport Communications Group Inc.
            (Exact Name of Registrant as specified in its Charter)



Delaware                        0-20913                         13-3173139
--------------------------------------------------------------------------------
(State or Other               (Commission                   (IRS Employer
Jurisdiction of               File Number)                  Identification No.)
Incorporation)


437 Ridge Road, Executive Building 3, Dayton, New Jersey                08810
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(Address of Principal Executive Offices)                             (Zip Code)





Registrant's Telephone Number, Including Area Code                (732) 392-2000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        On November 26, 1997, Teleport Communications Group Inc. (the "Company" or "TCG") filed a Current Report on Form 8-K with respect to the acquisition of ACC Corp. and subsidiaries, including US WATS, Inc. ("the Acquisition"). Such Form 8-K was filed without the financial statements and pro forma financial information required by Item 310(c) and (d) of Regulation S-K, as it was impractical to do so at that time. This Current Report on Form 8-K/A provides such required information.

        (a)     Financial Statements of the Business Acquired.

        Following, as Exhibit 99.1, are the audited consolidated balance sheets of ACC Corp. as of December 31, 1996 and 1995 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996 and the unaudited balance sheet as of September 30, 1997 and the unaudited consolidated statements of operations for the three-month and the nine-month periods ended September
30, 1997 and 1996 and the unaudited consolidated statements of cash flows for the nine months ended September 30, 1997 and 1996.



        (b)     Pro Forma Financial Information

        Following as Exhibit 99.2, is the pro forma unaudited condensed consolidated balance sheet as of September 30, 1997, and the pro forma unaudited condensed consolidated statements of operations for the years ended December 31, 1996 and 1995 and for the nine months ended September 30, 1997, giving effect to the Acquisition.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.


                                           TELEPORT COMMUNICATIONS GROUP INC.



Dated:  February 9, 1998                   By:/s/ Maria Terranova-Evans
                                              ----------------------------------


                                           Name:   Maria Terranova-Evans
                                           Title:  Vice President and Controller

                      TELEPORT COMMUNICATIONS GROUP, INC.
                          EXHIBIT INDEX TO FORM 8-K/A


EXHIBIT

23 Consent of Arthur Andersen LLP relating to the financial statements of ACC Corp.

99.1    Audited Financial Statements of ACC Corp.

99.2    Pro Forma Unaudited Condensed Consolidated Financial Statements